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                                  FUND PROFILE
                                      FOR



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                                 500 PORTFOLIO



                                November 1, 1996

                          The 500 Portfolio is part of
                 Vanguard Index Trust, which also includes the
                      Total Stock Market, Extended Market,
                          Small Capitalization Stock,
                         Value, and Growth Portfolios.


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1        OBJECTIVE

The 500 Portfolio seeks to track, as closely as possible, the investment performance of the Standard & Poor's 500 Composite Stock Price Index.* The Portfolio may not meet this objective. Although not an objective, long-term capital growth and some dividend income may be achieved as the Portfolio tracks its index.

2        INVESTMENT STRATEGIES

The Portfolio's adviser does not follow traditional methods of active investment management, which involve buying and selling securities based on research and analysis. Rather, the adviser uses a passive, or indexing, investment approach, which attempts to parallel the investment performance of a target benchmark, or index.

The Portfolio holds all 500 stocks in the S&P 500 Index in approximately the same proportions as represented in the Index. In addition to investing in common stocks, the Portfolio may also invest, to a limited degree, in short-term fixed-income securities, and futures and options contracts.

3        RISKS

The Portfolio's total return will fluctuate, so an investor could lose money over short or even extended periods. More specifically, investors in the Portfolio are exposed to . . .

o A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods).

Historical returns for the U.S. stock market (as measured by the S&P 500 Index) show some of this market volatility. From 1926 to 1995, the S&P 500 Index provided an annualized total return of 10.5%, but provided a negative return -- averaging -12.3% -- in 20 of these 70 years. Annual returns for the period ranged from a low of
 -43.3% to a high of 53.9%.

* The Portfolio is neither affiliated with nor sponsored by Standard & Poor's Corporation. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment.
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4        APPROPRIATENESS

This Portfolio may be suitable for investors who . . .

o        Are seeking long-term capital growth with some income.

o Want a simple way to invest in the stocks of many U.S. companies and industries.

o        Are willing to assume above-average investment risk.

o        Plan to invest for at least five years.

The Portfolio is not suitable for investors who . . .

o        Cannot tolerate fluctuating share prices.

o        Want to "beat" the stock market.


5        FEES AND EXPENSES

The 500 Portfolio -- like all Vanguard Funds -- is offered on a pure no-load basis (that is, the Portfolio has no 12b-1 fees or charges to buy or sell shares).

The Portfolio's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Portfolio's expense ratio for fiscal year 1995 was 0.20% of assets.


    ANNUAL FUND OPERATING EXPENSES**
    --------------------------------
    Investment Advisory Fees  . . . . . . . . . . . . . . . . .  0.00%
    Distribution Costs  . . . . . . . . . . . . . . . . . . . .  0.02
    Other Expenses  . . . . . . . . . . . . . . . . . . . . . .  0.18
                                                                 ----
    TOTAL OPERATING EXPENSES  . . . . . . . . . . . . . . . . .  0.20%
                                                                 ====

In addition, the Portfolio charges a $10 annual maintenance fee ($2.50 deducted each quarter), which is waived for accounts with balances of $10,000 or more.

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

           1 YEAR         3 YEARS        5 YEARS        10 YEARS
           -----------------------------------------------------
             $12            $36            $61             $124

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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6        PAST PERFORMANCE


                                  PERFORMANCE
                         ANNUAL RETURNS (%) 1986 - 1995


                                                       VANGUARD
                                                    500 PORTFOLIO**         S&P 500 INDEX+
                                                    ---------------         --------------
      1986  . . . . . . . . . . . . . . .                18.1                   18.6
      1987  . . . . . . . . . . . . . . .                 4.7                    5.1
      1988  . . . . . . . . . . . . . . .                16.2                   16.6
      1989  . . . . . . . . . . . . . . .                31.4                   31.7
      1990  . . . . . . . . . . . . . . .                -3.3                   -3.1
      1991  . . . . . . . . . . . . . . .                30.2                   30.5
      1992  . . . . . . . . . . . . . . .                 7.4                    7.6
      1993  . . . . . . . . . . . . . . .                 9.9                   10.1
      1994  . . . . . . . . . . . . . . .                 1.2                    1.3
      1995  . . . . . . . . . . . . . . .                37.4                   37.6


                              PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1996)

                     AVERAGE ANNUAL TOTAL RETURN
                   --------------------------------
                   500 PORTFOLIO**         S&P 500+
                   ---------------         --------
1 Year                  20.2%               20.3%
5 Years                 15.1%               15.2%
10 Years                14.7%               15.0%


Note: In evaluating past performance, it is important to consider that returns from stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

** Figures are not adjusted for the $10 annual maintenance fee for accounts with balances of less than $10,000.

 + The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S. stock market performance. An index is unmanaged; you cannot invest in an index.

"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of
The McGraw-Hill Companies, Inc.
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7        INVESTMENT ADVISER

The Portfolio is managed by Vanguard Core Management Group, which manages total assets of more than $50 billion. George U. Sauter, a Principal of Vanguard, has been responsible for the Portfolio's investments since 1986.

8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund (telephone exchanges permitted for retirement accounts only). The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS

You may redeem shares by sending a letter to or calling Vanguard. The Portfolio's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or loss.

10       DISTRIBUTIONS

The Portfolio expects to pay dividends quarterly. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Dividend and capital gains distributions are taxable to you whether reinvested in additional shares or received in cash.

11       OTHER SERVICES

o Vanguard Fund Express(R) -- electronic transfers between your bank account and the Portfolio.

o Vanguard Tele-Account(R) -- around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

o Investor Information -- toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).
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              This Fund Profile contains key information about the
            Portfolio. If you would like more information before you
              invest, please consult the Portfolio's accompanying
             prospectus. For details about the Portfolio's holdings
               or recent investment strategies, please review the
             Portfolio's most recent annual or semi-annual report.
             The prospectus and reports may be obtained at no cost
                           by calling 1-800-662-7447.

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1096-158H   (C) 1996 Vanguard Marketing Corporation, Distributor      FP40